Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE ULTRA-SHORT DURATION BOND FUND

Class A, Class B, and Class C

Supplement dated April 23, 2008, to the Prospectus dated April 1, 2008, as previously supplemented on April 1, 2008.

This supplement contains important information about the Fund referenced above.

Effective immediately, D. James Newton II, CFA, CPA, is included on page 62 in the list of Portfolio Managers for the Ultra-Short Duration Bond Fund.

IFR048/P1001SP